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                                  EXHIBIT 32.1

                                  CERTIFICATION

                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

                  The undersigned, Jon Feltheimer, the Chief Executive Officer of Lions Gate Entertainment Corp. (the "Company"), pursuant to 18 U.S.C Section 1350, hereby certifies that to the best of his knowledge:

                           (i) the Form 10-Q of the Company (the "Report") for the quarterly period ended June 30, 2004, fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

                           (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  August 9, 2004

                                                     /s/ Jon Feltheimer
                                                     ---------------------------
                                                     Jon Feltheimer
                                                     Chief Executive Officer